EXHIBIT 10(G)



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                                                                   EXHIBIT 10(g)
                         NORTHEAST INDIANA BANCORP, INC.

                           2002 OMNIBUS INCENTIVE PLAN

            1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

            2. Definitions. The following definitions are applicable to the
Plan:

                     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                     "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified
Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

                     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                     "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                     "Code" -- means the Internal Revenue Code of 1986, as amended.

                     "Committee" -- means the Committee referred to in Section 3 hereof.

                     "Company" -- means Northeast Indiana Bancorp, Inc. and any successor thereto.

                     "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

                     "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

                     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

                     "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq
Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.


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                     "Non-Qualified Stock Option" -- means an option to purchase
Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

                     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

                     "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

                     "Performance Award" -- means an Award granted pursuant to
Section 5(d) herein.

                     "Plan" -- means this 2002 Omnibus Incentive Plan of the Company.

                     "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

                     "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

                     "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

                     "Shares" -- means the shares of common stock of the Company.

                     "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

                     "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

                     "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

            3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

           A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

            4. Shares Subject to Plan.


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                     (a) Subject to adjustment by the operation of Section 7,
the maximum number of Shares with respect to which Awards may be made under the Plan is 158,753 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

                     (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 79,376 Shares, subject to adjustment as provided in Section 7.

            5. Awards.

                     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                               (i) Exercise Price. The exercise price per Share
                     for an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                               (ii) Option Term. The term of each Option shall
                     be fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                               (iii) Time and Method of Exercise. Except as
                     provided in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                               (iv) Option Agreements. At the time of an Award
                     of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                               (v) Limitations on Value of Exercisable Incentive
                     Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.


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                               (vi) Eligible Recipients of Incentive Stock
                     Options. Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                               (vii) Incentive Stock Options must be granted no
                     later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

                     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                               (i) General. A Stock Appreciation Right shall,
                     upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                               (ii) Related Options. A Stock Appreciation Right
                     may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                               (iii) Exercise Price and Term. The exercise price
                     and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

                               (iv) Stock Appreciation Right Agreements. At the
                     time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                               (v) Time and Method of Exercise. Except as
                     provided in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.


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                     (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to
Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                               (i) Restrictions. Shares of Restricted Stock
                     shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                               (ii) Restricted Stock Agreements. At the time of
                     an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                               (iii) Stock Certificates. Any Restricted Stock
                     granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 648 N. Jefferson Street, Huntington, IN 46750-2101."

                               (iv) Removal of Restrictions. Shares representing
                     Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

                     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

            6. Termination of Service.

                     (a) Options and Stock Appreciation Rights.


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                               (i) If a Participant to whom an Option or Stock
                     Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                               (ii) If a Participant to whom an Option or Stock
                     Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                               (iii) In the event of the death of a Participant
                     while in the Continuous Service of the Company or an Affiliate or after the Participant's cessation of Continuous Service but within the periods referred to in paragraphs (a)(i) and (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution, or, in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan, may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by
                     Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                               (iv) Notwithstanding the provisions of
                     subparagraphs (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

                     (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous


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Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

                     (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

            7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

            8. Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

            9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

            10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.


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           11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

           12. Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

           13. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

           The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

           All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

           14. Amendment or Termination.

                     (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

                     (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

           15. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.


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